UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) June 22, 2005
                                                          -------------

                                   iCAD, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

               1-9341                                     02-0377419
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        (Commission File Number)               (IRS Employer Identification No.)


  4 Townsend West, Suite 17, Nashua, New Hampshire               03063
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     (Address of Principal Executive Offices)                  (Zip Code)

                                 (603) 882-5200
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a  Material Definitive Agreement.

      On June 22, 2005, the stockholders of iCAD, Inc. (the "Company") approved the adoption of the Company's 2005 Stock Incentive Plan (the "2005 Plan").

      The 2005 Plan provides for the grant of any or all of the following types of awards (collectively, "Awards"): (a) stock options, (b) restricted stock, (c) deferred stock and (d) other stock-based awards. Awards may be granted singly, in combination, or in tandem, as determined by the Board of Directors or the Committee (as defined below). Subject to anti-dilution adjustments as provided in the 2005 Plan, (i) a total of 600,000 shares of the Company's Common Stock have been reserved for distribution pursuant to the 2005 Plan, and (ii) the maximum number of shares of Common Stock that may be issued to any individual participant under the 2005 Plan may not exceed 250,000 shares during the term of the 2005 Plan.

      The 2005 Plan provides that it may be administered by the Board of Directors (the "Board") or a Committee (the "Committee") consisting of two or more members of the Board of Directors appointed by the Board. The Board or the Committee will determine, among other things, the persons to whom Awards will be granted, the type of Awards to be granted, the number of shares subject to each Award and the share price. The Board or the Committee will also determine the term of each Award, the restrictions or limitations thereon, and the manner in which each such Award may be exercised or, if applicable, the extent and circumstances under which Common Stock and other amounts payable with respect to an Award will be deferred. Under the 2005 Plan no Award may be granted pursuant to the 2005 Plan on or after the tenth anniversary of the date the plan was approved by the stockholders.

      The foregoing summary of the 2005 Plan is qualified in its entirety by reference to the copy of the 2005 Plan which is incorporated by reference as an exhibit to this report as noted in Item 9.01 below.

ITEM 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.   Description
-----------   -----------

10.1 2005 Stock Incentive Plan of the Company (incorporated by reference to Exhibit B to the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on May 25,
            2005).

10.2        Form of Option Agreement under the Company's 2005 Stock Incentive
            Plan.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    iCAD, INC.
                                    (Registrant)

                                    By: /s/ W. Scott Parr
                                        ----------------------------------------
                                        W. Scott Parr
                                        President and Chief Executive Officer


Date:  June 28, 2005